UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 10, 2006

HANDHELD ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124421	98-0430675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403 San Francisco, CA		94107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.	Changes in Registrant’s Certifying Accountant

Handheld Entertainment, Inc., a Delaware corporation, hereby amends the disclosure contained under Item 4.01 in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2006 as follows:

Our dismissal of Amisano Hanson as our independent registered accounting firm, and our retention of Salberg & Company, P.A. as our new independent registered accounting firm, shall be effective immediately following the date of Amisano Hanson’s report with respect to the financial statements of Vika Corp., our former name, as of and for the year ended December 31, 2005. The effective date of our dismissal of Amisano Hanson and our retention of Salberg & Company, P.A. was previously reported to be February 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2006	HANDHELD ENTERTAINMENT, INC.

	By:	/s/ Jeff Oscodar
Jeff Oscodar
Chief Executive Officer